EXHIBIT 10.22

                         AGREEMENT REGARDING PUT OPTION

         This Agreement Regarding Put Options (the "Agreement") is made as of May 8, 2007, by and among Spare Backup, Inc. (the "Company"), Robinson Reed, Inc. (the "Stockholder") and First Capital Holdings International, Inc. ("FCHI").

                                RECITALS OF FACT

         The Company and the Stockholder are parties to the Common Stock and Warrant Purchase Agreement dated as of August 27, 2004, as modified by Amendment No. 1 thereto dated as of November 2, 2004, and the Settlement Agreement dated as of December 9, 2005, and the Amendment to Settlement Agreement (all of which are collectively referred to as the "Purchase Agreement").

         The Stockholder acquired 1,000,000 shares of the Common Stock of the Company from the Company at each of the first two closings held under the Purchase Agreement (the "Shares"). Pursuant to the Purchase Agreement, the Company has granted to the Stockholder the right to require the Company to repurchase the Shares on terms and conditions specified in the Purchase Agreement (the "Put Option Rights").

         The Company has registered the Shares on Registration Statement No. 33-123096 on Form S-3 which is now effective with the Securities and Exchange Commission (the "Registration Statement"). The Stockholder has sold 382,772 of the Shares pursuant to the Registration Statement and continues to hold the remaining 1,617,228 Shares. The Stockholder holds two stock certificates representing the Shares, one representing 1,000,000 Shares and the other representing 617,228 Shares.

         The Stockholder has exercised the Put Option Rights with respect to the 1,617,228 Shares that it continues to hold. In partial satisfaction of the Put Option Rights, the Company has made payment to the Stockholder in the amount of $1,250,000, $1,150,000 of which was wired to the Stockholder in April of 2007 and the other $100,000 of which had previously been paid to the Stockholder.

         The parties have agreed to complete the transaction relating to the Put Option Rights by taking the actions required by this Agreement. In addition, the Stockholder and FCHI have agreed, as set forth below, that upon the conclusion of the actions required by this Agreement, they shall each release the Company from any further "put rights" to which they may be entitled.

         NOW, THEREFORE, IT IS HEREBY AGREED:

         1. The Company has agreed to pay, and has paid, to the Stockholder the amount of $1,250,000 in cash, the receipt of which is hereby acknowledged by the Stockholder. The Stockholder hereby agrees to transfer to the Company 331,336 Shares of its Common Stock and to pay to the Company $7,500 in cash to cover costs of the Company with respect to the matters covered by this Agreement. The parties shall complete the transaction by taking the following steps:

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                  (a) Within two (2) business days after the execution and
delivery of this Agreement, the Company will execute irrevocable instructions to its transfer agent in the form of Exhibit A attached hereto, deliver the executed instructions to its transfer agent and provide written notice, by email or otherwise, to the Stockholder, or its attorney, David C. Ulich, that the instructions have been delivered. The Company represents and warrants to the Stockholder that the name and address of its transfer agent set forth on Exhibit A are correct.

                  (b) Within two (2) business days of the receipt of the notice required by Section 1(a), the Stockholder will deliver to the Company's transfer agent by FedEx or other overnight courier, at the address set forth on Exhibit A, the certificate that it holds representing 617,228 of the Shares together with a stock power executed by the Stockholder directing the transfer of 331,336 of the Shares to the Company and provide written notice, by email or otherwise, to the Company, or its attorney, David L. Stanton, that the certificate and the stock power have been delivered.

                  (c) Following receipt of the notice required by Section 1(b), the Company shall cause its transfer agent to cancel 331,336 of the Shares represented by the certificate and to deliver to the Company's attorney, David
C. Ulich, at his address as set forth on Exhibit A, within five (5) business days of its receipt of the certificate, a new certificate for 285,892 Shares issued in the name of the Stockholder and bearing no restrictive legends.

                  (d) Within four (4) business days of its receipt of the new certificate, the Stockholder will deliver to the Company by FedEx or other overnight courier its check, payable to the Company, in the amount of $7,500.

         2. The parties agree that both the 285,892 Shares to be represented by the new certificate and the 1,000,000 Shares represented by the certificate retained by the Stockholder will continue to be covered by the Registration Statement.

         3. Upon the satisfaction by the parties of their obligations under Sections 1(a) through 1(c), the obligations of the parties with respect to the Put Option Rights shall be deemed satisfied in full (except that the Stockholder will be obligated to make the payment required by Section 1(d)), and the Stockholder shall have full title to the 1,285,892 Shares that it has retained. In addition, effective upon the satisfaction of the obligations of the Company and its transfer agent under Sections 1(a) and 1(c), the Stockholder and FCHI hereby waive, relinquish and release the Company from any and all remaining contractual rights that either of them may have to require the Company to purchase shares of its Common Stock from them. Other agreements in effect between the parties shall not be affected by this Agreement and shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties cause this Agreement to be executed on their behalf as of the date first set forth above.

                                      ROBINSON REED, INC.


                                      By: /s/ Geoffrey Magistrate
                                          -----------------------

                                          Its Director
                                              --------


                                      FIRST CAPITAL HOLDINGS INTERNATIONAL, INC.


                                      By: /s/ Andri Athanasiou
                                          --------------------

                                          Its Director
                                              --------


                                      SPARE BACKUP, INC.


                                      By: /s/ Cery Perle
                                          --------------

                                          Its CEO
                                              ---


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                                    Exhibit A
                                    ---------

From:    Spare Backup, Inc.

To:      Holladay Stock Transfer, Inc.
         2939 N 67th Pl, Ste C
         Scottsdale, AZ 85251

Spare Backup, Inc. (the "Company") expects that you will receive from Robinson Reed, Inc. or its attorneys, Sheppard Mullin Richter & Hampton, LLP, a certificate (the "Old Certificate") representing 617,228 shares of the Common Stock of the Company together with a stock power (the "Stock Power") executed by Robinson Reed, Inc. directing that 331,336 of the shares represented by the Old Certificate be transferred to the Company and that a new certificate for the remaining 285,892 shares be issued to Robinson Reed, Inc.

The Company hereby instructs you, as its transfer agent, to take the following actions after you have received the Old Certificate and the Stock Power:

1. Return 331,336 of the shares represented by the Old Certificate to the status of authorized by not issued shares of the Company.

2. Issue a new certificate in the name of Robinson Reed, Inc., free of any restrictive legends, for 285,892 of the shares represented by the Old Certificate and send the new certificate by FedEx to David C. Ulich, the attorney for Robinson Reed, Inc., for delivery not later than five (5) business days after your receipt of the Old Certificate and the Stock Power, at the following address:

         David C. Ulich, Esq.
         Sheppard Mullin Richter & Hampton, LLP
         333 South Hope Street, 48th Floor
         Los Angeles, CA 90071-1448
         (213) 830-2020

These instructions are provided to you for the benefit of Robinson Reed, Inc. and may not be rescinded or modified without the written consent of Robinson Reed, Inc.

Dated: May __, 2007                     Spare Backup, Inc.


                                        By:  __________________________
                                               Signature

                                             __________________________
                                               Printed Name

                                        Its: ___________________________
                                               Title

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